Exhibit 99.1
Omniture Press Contact
Blake Stowell, 801.722.0115, bstowell@omniture.com
FOR IMMEDIATE RELEASE
Omniture Completes Acquisition of Visual Sciences
Combined Company to Deliver Industry-Defining Business Optimization Platform
OREM, Utah — Jan. 17, 2008 —Omniture Inc. (NASDAQ: OMTR) today announced the completion of its acquisition of Visual Sciences, Inc. The combination of Omniture and Visual Sciences creates a company with the scale and resources to deliver industry-leading products and services that address the rapidly expanding online business optimization market. As a result of the acquisition, Omniture now has more than 1,000 employees, over 4,000 customers and 14 offices worldwide including: Utah, San Diego, Virginia, San Francisco, United Kingdom, France, Germany, Denmark, Sweden, Japan, China, Korea, Singapore and Australia.
“Today is a significant step forward in our ability to capture the growing multi-billion dollar online optimization market,” said Josh James, CEO and co-founder of Omniture. “The addition of Visual Sciences’ customers, employees and technologies will enable us to accelerate investments, meet a wider set of customer needs through a richer solution set, increase efficiencies and significantly expand our opportunities for growth.”
Beginning immediately, Omniture will execute on the planned integration of the two companies’ products, customers and employees to ensure a smooth transition that will deliver immediate value for customers, partners and investors.
Expanded Product Offerings
The Omniture product line now includes:
•	Omniture SiteCatalyst®—the industry’s number one Web analytics solution.

•	Omniture Discover™ and Discover OnPremise™—advanced segmentation and analytics available both on demand and on premise, incorporating the Visual Sciences Platform 5 technology.

•	Omniture Genesis™—automated integration of Web analytics and marketing applications using a “Plug and Play” interface.

•	Omniture SearchCenter™—automated search marketing for optimizing SEM results.

•	Omniture Site Search & Publish™—Site search and Web content management for Web site optimization.

•	Omniture Optimization Suite™—the industry’s most comprehensive testing and targeting solution uniting the Offermatica and Touch Clarity products.
HBX Analytics will be rebranded as Omniture SiteCatalyst HBX, and will continue to be supported until the key features have been integrated into Omniture SiteCatalyst.
Customer Integration
The customer services team dedicated to supporting the Visual Sciences customer base has been enhanced to include personnel from both companies who will leverage the infrastructure and programs of the Omniture Global Support Organization. In most cases, the day-to-day account and services contacts for Visual Sciences customers will not change.
A migration program is available for all HBX customers—providing a package of complimentary migration services and technology tailored to the specific needs and requirements of each customer. Omniture has formed an HBX Migration Consulting Services team staffed with experts who have thousands of hours of experience migrating HBX customers to SiteCatalyst.
Beginning on January 22, Omniture will roll out a Customer Welcome Program, which will include a series of customer meetings, informational webinars, training and local user groups designed exclusively for Visual Sciences customers. At the global 2008 Omniture Summits, HBX migration tracks will be offered in addition to other educational breakout sessions about Omniture products and best practices. The Omniture Summits provide an opportunity for Visual Sciences customers to connect with the Omniture community and will host the first meeting of a Visual Sciences Customer Advisory Council to solicit feedback that will shape Omniture’s product roadmap and development plans. For additional details on these programs visit www.omniture.com/visualsciences/welcome.
Employee Integration
Several Visual Sciences executives will assume senior management positions at Omniture. Aaron Bird will join Omniture as general manager of the Discover OnPremise product line, Ray Rauch will head up the HBX Migration Services team and Brian Sullivan will operate as general manager of Omniture Site Search & Publish. Visual Sciences’ chief executive officer Jim MacIntyre will continue to work with Omniture through a transition period assisting with integration and product roadmap and will then pursue other interests.
Visual Sciences’ employees will continue to be located in their San Diego, California and Herndon, Virginia offices. All Omniture employees located in the San Francisco Bay Area—including the Visual Sciences and Offermatica teams—will be brought together in Omniture’s San Francisco office.
Financial Information
As a result of the acquisition, Visual Sciences common stock will no longer be traded on NASDAQ, and each outstanding share of Visual Sciences capital stock (other than dissenting shares, if any) has been converted into the right to receive 0.49 of a share of Omniture common stock and $2.39 in cash. Omniture also assumed outstanding options under Visual Sciences’ equity incentive plans. Omniture has also assumed the shares reserved under the Visual Sciences 2004 Equity Incentive Plan, as adjusted to reflect the transaction, to be used for future equity award grants.
The Visual Sciences acquisition, excluding transaction costs, is expected to be accretive to earnings immediately on a non-GAAP basis. Additional information regarding acquisition-related expenses and Omniture’s fiscal year 2008 combined financial targets will be provided during the company’s fourth quarter fiscal 2007 results conference call scheduled for Thursday, February 7, 2008, at 5:00 p.m. Eastern Standard Time.
To access the conference call, dial 866.203.2528 or 617.213.8847 for international callers. The access code is 81627138. Please call 10 minutes prior to the scheduled conference call time. A simultaneous audio-only Webcast will also be available on the “Investor Relations” page of Omniture’s corporate Web site at www.OMTR.com.
A replay of the conference call will be accessible by telephone after 7:00 p.m. (EST) by dialing 888.286.8010 or 617.801.6888 for international callers. The access code is 60698490. The conference call will also be archived on the Omniture corporate Web site. Both the replay and archived Webcast will be available until February 21, 2008.
About Omniture
Omniture, Inc. is the leading provider of online business optimization software, enabling customers to manage and enhance online, offline and multi-channel business initiatives.

Omniture’s software, which it hosts and delivers to its customers as an on-demand subscription service, enables customers to capture, store and analyze information generated by their Web sites and other sources and to gain critical business insights into the performance and efficiency of marketing and sales initiatives and other business processes. In addition, Omniture offers a range of professional services that complement its online services, including implementation, best practices, consulting, customer support and user training through Omniture University™. Omniture’s more than 4,000 customers include eBay, AOL, Wal-Mart, Gannett, Microsoft, Neiman Marcus, Oracle, Countrywide Financial, General Motors, Sony and HP. www.omniture.com
Note on Forward-looking Statements
Management believes that certain statements in this release may constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, including, but not limited to, statements regarding the benefits of the acquisition to customers, partners and stockholders, integration plans for the combined company’s customers, products, employees and operations, and the expected impact of the merger to Omniture’s future financial results. These statements are based on current expectations and assumptions regarding future events and business performance and involve certain risks and uncertainties that could cause actual results to differ materially, including, but not limited to, risks associated with disruption to our business as a result of the acquisition, the possibility that despite expiration of the waiting period governmental entities may still challenge the acquisition after its completion, risks that the expected financial effect of the acquisition may not be realized, risks that the expected customer benefits may not be realized and risks associated with the operation of our business or our industry generally, including risks associated with changes in the demand for our services, the potential that Omniture or its customers may not realize the benefits Omniture currently expects from its recent acquisitions, risks inherent in the integration and combination of complex products and technologies, our ability to continue to attract new customers and sell additional services to our existing customers, the continued adoption by customers of our SiteCatalyst service and other product and service offerings, including the new combined product offerings, the significant capital requirements of our business model that make it more difficult to achieve positive cash flow and profitability if we continue to grow rapidly, our ability to develop or acquire new services, risks associated with our acquisition strategy and disruptions in our business and operations as a result of acquisitions, possible fluctuations in our operating results and rate of growth, the continued growth of the market for on-demand, online business optimization services, changes in the competitive dynamics of our markets, the inaccurate assessment of changes in our markets, errors, interruptions or delays in our services or other performance problems with our services, our ability to hire, retain and motivate our employees and manage our growth, our ability to effectively expand our sales and marketing capabilities, our ability to develop and maintain strategic relationships with third parties with respect to either technology integration or channel development, our ability to expand the sales of our services to customers located outside the United States, our ability to implement and maintain proper and effective internal controls, the adoption of laws or regulations, or interpretations of existing law, that could limit our ability to collect and use Internet user information, and the blocking or erasing of “cookies”; and such other risks as identified in Omniture’s quarterly report on Form 10-Q for the period ended September 30, 2007, and from time to time in other reports filed by Omniture with the U.S. Securities Exchange Commission. These reports are available on our investor relations Web site at www.omtr.com. Omniture undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.
Copyright (c) 2008 Omniture, Inc. All rights reserved. Omniture and the Omniture logo are registered trademarks of Omniture, Inc., and Omniture owns other registered and unregistered trademarks. Other names used herein may be trademarks of their respective owners.
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